MASSMUTUAL FUNDS
MassMutual Main Street Fund
Supplement dated August 26, 2024 to the
Prospectus dated February 1, 2024 and the
Summary Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective August 23, 2024 (the “Termination Date”), the MassMutual Main Street Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination, approved by the Board of Trustees of the MassMutual Premier Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-24-05
MS-24-02